EXHIBIT 10-3

Short Term Achievement Reward Program
Related Terms and Conditions

[DATE]

[DATE] STAR Awards

This communicates the average [YEAR] STAR award at [NUMBER]% of target.

To briefly review, STAR awards are a combination of business unit awards, the Company factor and your individual STAR target based on your salary and level. (STAR Award = Unit Award x Company Factor x Your STAR Target). Unit awards are recommended by the STAR Committee based on a retrospective assessment of each business unit's performance. The Company factor is calculated based on P&G's organic sales growth and core earnings per share growth.

When the unit award and the Company factor are multiplied together, the overall STAR award can range between [NUMBER]% and [NUMBER]% of target, as shown below. Good performance is required to earn an award at 100% of target.

	STAR Award Range
	Minimum	Target	Maximum
Unit Award	[NUMBER]%	100%	[NUMBER]%
X Company Factor	[NUMBER]%	100%	[NUMBER]%

Overall Award	[NUMBER]%	100%	[NUMBER]%

[EXPLANATION OF COMPANY STAR PROCESS AND RESULTS]

[HISTORICAL COMPARISON OF RESULTS TO PRIOR YEARS]

Thank you very much for everything you and your organizations do to touch and improve more consumers' lives in more parts of the world…more completely.

[Name]
[Title]

P&G                        Global Executive
Compensation
Rewards of
Leadership

[DATE]

TO:     STAR RECIPIENTS OF P&G STOCK OPTIONS AND STOCK APPRECIATION RIGHTS*

The attached stock option grant letter refers to your STAR award. The grant was determined by dividing your gross award (in USD) to be paid in stock options, by the closing stock price on [DATE] of $[PRICE]. The result is then multiplied by 6.0 and then rounded up to the next full share. No further action is required to accept this grant.

Stock options are granted under the terms and conditions of the 2009 Procter & Gamble Stock & Incentive Compensation Plan which can be found via the my.pg.com site: from the Life & Career Center go to Manager Center > Compensation & Incentives > Stock Plans > 2009 Stock Plan.

You may retain these STAR stock options until their expiration date in ten years even if you leave the Company voluntarily (as long as you do not violate the non-compete and other conditions outlined in Article F of the 2009 Stock Plan).  This is only true for STAR stock options since they represent payment for the award that you have already earned. These options will vest in three years.

Please file the attached grant letter with your important materials. If you have any questions about the award granted, please direct them to us via e-mail at Execcomp-IM. Questions related to the exercise process should be directed to Stock Option Administration via e-mail at Stockopt-IM.

[NAME]
Global Executive Compensation

Grant Letter For STAR Award in Stock Options
and Stock Appreciation Rights

[DATE]
[NAME]
Subject: NON-STATUTORY STOCK OPTION SERIES xx-STAR-xx

In recognition of your contributions to the success of the business, The Procter & Gamble Company (“Company”) hereby grants to you an option to purchase shares of Procter & Gamble Common Stock as follows:

Grant Value:        [NUMBER]
Option Price per Share:    [NUMBER]
Number of Shares:    [NUMBER]
Date of Grant:        [DATE]
Expiration of Option:    [DATE]
Option Vest Date:    [NUMBER]% after [DATE]

This stock option is granted in accordance with and subject to the terms of The Procter & Gamble 2009 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), and the Exercise Instructions in place as may be revised from time to time.

You may access, download and/or print the terms, or any portion thereof, of the Plan by activating this hyperlink: [LINK] and the Regulations by activating this hyperlink: [LINK]. Nonetheless, if you would prefer to receive a paper copy of The Procter & Gamble 2009 Stock and Incentive Compensation Plan and/or Regulations, please send a written request via email to [EMAIL ADDRESS]. Please understand that you will continue to receive future Plan materials and information via electronic mail even though you may have requested a paper copy.

The option is not transferable other than by will or the laws of descent and distribution and is exercisable during your life only by you. The Compensation and Leadership Development Committee has waived the provisions of Article G, paragraph 9 in the event of separation from the Company.

Please note that when the issue or transfer of the Common Stock covered by this option may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding stock options may be suspended or terminated and net proceeds may be recovered by the Company if you fail to comply with the terms and conditions governing this award.

Under IRS standards of professional practice, certain tax advice must meet requirements as to form and substance. To assure compliance with these standards, we disclose to you that this communication is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties, or promoting, marketing or recommending to another party any transaction or matter addressed herein.

You do not need to do anything further to accept this award under the terms of the 2009 Stock Plan.

THE PROCTER & GAMBLE COMPANY

[NAME]

Chief Human Resources Officer

Grant Letter for STAR Award in RSUs

[DATE]
[NAME]

Subject:    Award of Restricted Stock Units (STAR)

This is to advise you that The Procter & Gamble Company, an Ohio corporation, is awarding you with Restricted Stock Units, on the dates and in the amounts listed below, pursuant to The Procter & Gamble 2009 Stock and Incentive Compensation Plan, the Regulations of the Compensation and Leadership Development Committee of the Board of Directors and subject to the attached Statement of Terms and Conditions Form [CODE].

Grant Date:                [DATE]
Original Settlement Date:        [DATE]
Number of Restricted Stock Units:    [NUMBER]

As you will see from the Statement of Terms and Conditions Form [CODE], under certain circumstances you may agree with The Procter & Gamble Company to delay the settlement of your Restricted Stock Units beyond the Original Settlement Date. You may want to consult your personal tax advisor before making a decision about this matter.

THE PROCTER & GAMBLE COMPANY

[NAME]

Chief Human Resources Officer

[DATE] Executive Compensation Payment Preferences

[DATE] Base Salary                        «FIRST_NAME» «LAST_NAME»

_____%    Deferred Compensation (max 50%)

[DATE] STAR Award

_____%    Cash*
_____%    Stock Options
_____%    Deferred Compensation
_____%    Restricted Stock Units (RSUs)
☐ Deliver shares on September 15, _____. (Must be a year later than [DATE].)
☐ Deliver shares one year after separation or per my retirement RSU election

[DATE] Key Manager Long Term Incentive Award

_____%    Stock Options* (50%, 75%, 100%)
_____%    RSUs      (50%, 25%, 0%)

[DATE] Performance Stock Program (PSP) Award
There is no election required for [DATE].

Your signature below indicates your agreement that any awards granted or paid pursuant to the STAR and/or PSP programs will be subject to the terms of the Senior Executive Officer Recoupment Policy. This Policy provides that in the event of a significant restatement of financial results, if compensation paid pursuant to STAR and/or PSP would have been lower based on restated results, the Compensation and Leadership Development Committee may seek to recoup from the senior executive officers some or all of the compensation paid pursuant to STAR and/or PSP. A copy of the policy is available from Kathy Hardman.

Signature                                    Date

Sign and email this form to Kathy Hardman (hardman.ks@pg.com), or mail to [NAME] by [DATE]; otherwise all awards will be paid in the default form.

*Default payment form

20XX/XX AWARD PAYMENT PREFERENCES
STAR and KEY MANAGER PARTICIPANT

Full Legal Name (print please):_________________________________

Global ID:______________________________________________________

	CASH	STOCK OPTIONS	TOTAL
STAR AWARD	%	%	100%

	STOCK OPTIONS	RSU's (maximum of 50%)	TOTAL
KEY MANAGER	%	%	100%

Notes:	1.	STAR Elections must be made in increments of 25% and should total 100%.

	2.	The maximum percentage of Key Manager that can be taken in RSUs is 50%.

	3.	You must be an active employee as of the award date to be eligible for stock options. (STAR award date [AWARD DATE], and Key Manager award date is [AWARD DATE].)

	4.	All elections are irrevocable after [DATE].

Signature            Date

Please email a signed scanned form to [NAME] or mail to [NAME] at Procter & Gamble, Two P&G Plaza, TN4 G.O., Cincinnati, Ohio, USA by NO LATER THAN [DATE].

If you do not respond by [DATE] any awards payable will default to cash (in most countries) for STAR and 100% stock options for Key Manager.

ONLY SUBMIT THIS FORM IF YOU DO NOT HAVE ACCESS TO THE P&G INTRANET. IF YOU STILL HAVE ACCESS TO THE P&G INTRANET, MAKE YOUR PAYMENT SELECTION ON LINE.

20XX/XX AWARD PAYMENT PREFERENCES
STAR PARTICIPANT

Full Legal Name (print please):____________________________________

Global ID:________________________________________________________

	CASH	STOCK OPTIONS	TOTAL
STAR AWARD	%	%	100%

Notes:	1.	Elections must be made in increments of 25% and should total 100%.

	2.	You must be an active employee as of the award date ([DATE]) to be eligible for stock options.

	3.	All elections are irrevocable after [DATE].

Signature            Date

Please email a signed scanned form to [NAME] or mail to [NAME] at Procter & Gamble, Two P&G Plaza, TN4 G.O., Cincinnati, Ohio, USA by NO LATER THAN [NAME].

If you do not respond by [NAME] any awards payable will default to cash (in most countries).

ONLY SUBMIT THIS FORM IF YOU DO NOT HAVE ACCESS TO THE P&G INTRANET. IF YOU STILL HAVE ACCESS TO THE P&G INTRANET, MAKE YOUR PAYMENT SELECTION ON LINE.